Loss per Share	12 Months Ended
Dec. 31, 2023
Loss per Share
Loss per Share

13.Loss per Share

Basic loss per share (LPS) is calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year. The weighted average number of ordinary shares is calculated inclusive of the prefunded 175,000,000 units of Class A shares issuable from the May 2023 Warrants as the shares will be issued either upon exercise by the warrant holder or otherwise at the end of the contractual term of the warrants.

Diluted LPS is calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year plus the ordinary shares that would be issued upon conversion of all outstanding employee stock options and warrants into ordinary shares.

For the periods included in these consolidated financial statements, the Group incurred net losses; therefore, anti-dilutive stock options, outstanding equity awards during the period (as described in note 22), the Reorganization Warrants, RDO & 2022 PIPE Warrants, the 2023 PIPE Warrants, the option component of the May 2023 Warrants and the Azul Warrants are excluded from the diluted LPS calculation.

The following table reflects the income and share data used in the basic and diluted LPS calculations:

	2023	2022	2021
Net loss for the year	(389,119)	(253,064)	(411,036)
(in € thousand)
Weighted average number of shares outstanding
Basic and diluted	547,391,640	316,474,576	214,858,203
Basic and diluted loss per share (in €)	(0.71)	(0.80)	(1.91)